UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

JOHN HANCOCK FUNDS III

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

JOHN HANCOCK TAX-ADVANTAGED GLOBAL
SHAREHOLDER YIELD FUND PO Box 43131 Providence, RI 02940-3131	YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY

EASY VOTING OPTION:

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

PROXY	JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND Special Meeting of Shareholders April 15, 2024

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES.

The undersigned, revoking previous proxies, hereby appoint(s) Andrew G. Arnott, Jay Aronowitz, Sarah M. Coutu, Thomas Dee, Phil Fontana, Khimmara Greer, Kinga Kapuscinski, Nicholas Kolokithas, Edward Macdonald, Mara C.S. Moldwin, Harsha Pulluru, Charles A. Rizzo, Salvatore Schiavone, Betsy Anne Seel, Christopher Sechler, and Steven Sunnerberg, or any one or more of them, proxies and attorneys of the undersigned, each with full power of substitution, to vote all common shares of John Hancock Tax-Advantaged Global Shareholder Yield Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held on April 15, 2024, at the offices of the Fund, 200 Berkeley Street, Boston, Massachusetts 02116, at 2:00 p.m., Eastern Time, and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 26, 2024, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

JHT_33764_022424

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on April 15, 2024.

The Proxy Statement and Prospectus and Proxy Card for this meeting are available free of charge at:

https://www.proxy-direct.com/jhi-33764

Please detach at perforation before mailing.

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: ☒

A Proposal THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

FOR	AGAINST	ABSTAIN

1.  To approve an Agreement and Plan of Reorganization and Termination pursuant to which John Hancock Global Shareholder Yield Fund, a series of John Hancock Funds III, a Massachusetts business trust and an open-end investment management company (the “Acquiring Fund”), would acquire all of the assets of John Hancock Tax-Advantaged Global Shareholder Yield Fund (the “Acquired Fund”) in exchange for Class I shares of the Acquiring Fund to be distributed pro rata to shareholders of the Acquired Fund, in complete liquidation, dissolution and termination of the Acquired Fund.

☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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